UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

59200 Wilayah Persekutuan Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

+ (60) 3270 47622

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2021, in connection with Energem Corp.’s (the “Company”) initial private offering on November 16, 2021 (“IPO”), the Company filed its amended and restated articles of association (the “Amended and Restated Articles of Association”) and its amended and restated memorandum of association (the “Amended and Restated Memorandum of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Articles of Association and Amended and Restated Memorandum of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles of Association and the Amended and Restated Memorandum Association are attached as Exhibit 3.1 and Exhibit 3.2. hereto, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

As previously reported on Form 8-K on November 19, 2021, the Company consummated its IPO of 10,000,000 units (the “Units”). Each Unit consisted of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) and one redeemable warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per shar (“Warrant”). Simultaneously with the closing of the IPO, Energem LLC (the “Sponsor”) purchased an aggregate of 528,075 placement units, each consisting of one Class A Ordinary Share, $0.0001 par value per share and one warrant (the “Placement Warrants”), each whole Placement Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Private Placement”).

An audited balance sheet as of November 18, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on November 18, 2021, in connection with the closing of the IPO, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Articles of Association of Energem Corp.

3.2	Amended & Restated Memorandum of Association of Energem Corp.

99.1	Audited Balance Sheet as of November 18, 2021.

99.2	Press Release, dated November 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2021

ENERGEM CORP.

By:	/s/ Swee Guan Hoo
Swee Guan Hoo
Chief Executive Officer